Nationwide Life Insurance Company: • Nationwide VLI Separate Account – 7	Nationwide Life and Annuity Insurance Company: • Nationwide VL Separate Account – G

Prospectus supplement dated July 26, 2010 to
prospectuses dated

May 1, 2010

The Best of America Next Generation® II FPVUL

and May 1, 2009

Nationwide Marathon® VUL, Nationwide® Options Select, and

Nationwide® Options Select – New York

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Termination of the Nationwide Allocation Architect Service

Effective as of the close of the New York Stock Exchange on November 26, 2010 (the "Termination Date"), the Nationwide Allocation Architect ("NAA") service will be terminated by Nationwide.  In addition, any client agreement signed with Nationwide Investment Advisers, LLC ("NIA") in connection with the NAA service will also terminate.  This means that after the Termination Date, NIA will no longer develop and maintain the NAA models and NIA will no longer have limited discretionary authority to allocate and rebalance Variable Account cash value in support of the NAA service.

If your policy does not currently participate in the NAA service, its termination will have no impact on your policy.

Terminating Participation in the NAA Service Prior to the Termination Date

If you are currently participating in the NAA service, at any time prior to the Termination Date you may elect to terminate your participation in the NAA service in accordance with the terms of your policy.  Any such election must be submitted to Nationwide’s home office in writing.  If your policy was issued with the Wealth Guard Rider, you must also provide new current and future allocation instructions using the investment options listed in the "Wealth Guard Available Investment Options" subsection of the prospectus. Transfers resulting from any current allocation instructions submitted with your election to terminate NAA will not be assessed a short-term trading fee and will not count as a transfer event for the purpose of U.S. mail restrictions.  See the "Short-Term Trading Fees" and "Transfer Restrictions" section of your prospectus.

Impact on Policies Actively Participating in the NAA Service on the Termination Date

For those policies still participating in the NAA service on the Termination Date, your then-current allocation of Cash Value among the Fixed Account, Long-Term Fixed Account, and Sub-Accounts will not be affected by the termination of NAA.  Your Variable Account cash value will remain allocated to Sub-Accounts that made up the NAA model you were invested in on the Termination Date.  After the Termination Date, the NAA service will simply no longer exist.

Future Allocations for Policies Issued Without the Wealth Guard Rider.  The portion of your future Premium payments directed to the Variable Account will be allocated to the Sub-Accounts according to the last allocation percentages in effect for that NAA model.

Future Allocations and Transfers for Policies Issued With the Wealth Guard Rider.  Policy owners who elected NAA in conjunction with the Wealth Guard Rider will be permitted to remain invested in any Sub-Accounts that are part of the NAA model allocation they are participating in on the Termination Date, even if some or all of the Sub-Accounts invested in by the model are not permitted investment options under the Wealth Guard Rider without NAA.  However, you must provide new future allocation instructions using only Wealth Guard permitted investment options for Premium submitted after the Termination Date.  Any subsequent new Premium and/or transfers into Sub-Accounts that are not Wealth Guard Rider permitted investment options will not be allowed.  See the "Wealth Guard Available Investment Options" subsection of this prospectus for a list of permitted investment options.